LIQUIDITY	12 Months Ended
Dec. 31, 2021
Liquidity
LIQUIDITY

2. LIQUIDITY

The Company had cash of $26,634,332 and $7,027,964 as of December 31, 2021 and 2020, respectively. Net loss was approximately of $1.1 million and $2.2 million for years ended December 31, 2021 and 2020 respectively. Excluding the loan receivable, The Company had working capital of $24.2 million and negative $3.1 million as of December 31, 2021 and 2020, respectively. We have funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing our liquidity, management monitors and analyses our cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments. In addition, our major shareholders have been providing and will continue to provide their personal funds, if necessary, to support the Company on an as-needed basis. In 2021, major shareholders have contributed approximately $1,408,013 to the Company. In 2021, the Company also received the investment in the loan receivable from a third party ultimately controlled by the State-owned Assets Supervision and Administration Commission which the amount was approximately $26,500,000. In order to fully implement our business plan and sustain continued growth, we may also need to obtain additional financing support from local banks or raise capital from outside investors. The Company received the short-term loan of approximately $46,506 from Jiangsu Bank and a long-term loan of $409,250 from Shenzhen Qianhai Weizhong Bank.